                                 THE GALAXY FUND
                                   ("GALAXY")

                              AMENDED AND RESTATED
                  PLAN PURSUANT TO RULE 18f-3 FOR OPERATION OF
                              A MULTI-CLASS SYSTEM
                              --------------------


                                 I. INTRODUCTION
                                 ---------------


                  On February 23, 1995, the Securities and Exchange Commission (the "Commission") promulgated Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits the creation and operation of a multi-class distribution structure without the need to obtain an exemptive order under Section 18 of the 1940 Act. Rule 18f-3, which became effective on April 3, 1995, requires an investment company to file with the Commission a written plan specifying all of the differences among the classes, including the various services offered to shareholders, the different distribution arrangements for each class, the methods for allocating expenses relating to those differences and any conversion features or exchange privileges. On May 25, 1995, the Board of Trustees of Galaxy authorized Galaxy to operate its multi-class distribution structure in compliance with Rule 18f-3. On October 10, 1995, Galaxy filed a Plan pursuant to Rule 18f-3 for operation of a multi-class system (the "Prior Plan"), which had been approved by the Board of Trustees of Galaxy on September 7, 1995, with the Commission. Prior to the filing of the Prior Plan, Galaxy operated a multi-class distribution structure pursuant to an exemptive order granted by the Commission on February 19, 1992. The Amended and Restated Plan pursuant to Rule 18f-3 for operation of a multi-class system presented herewith, which was approved by the Board of Trustees of Galaxy on September 7, 2000, supersedes the Prior Plan and any subsequent Plans pursuant to Rule 18f-3 approved by the Board of Trustees of Galaxy prior to September 7, 2000.


                            II. ATTRIBUTES OF CLASSES
                            -------------------------

A.       GENERALLY
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                  EQUITY FUNDS
                  -------------

                  Galaxy shall offer (a) six classes of shares -- Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares, BKB Shares and Trust Shares -- in the Asset Allocation Fund, Growth and Income Fund and International Equity Fund, (b) five classes of shares -- Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares -- in the Equity Value Fund, Equity Growth Fund, Equity Income Fund, Small Company Equity Fund, Small Cap Value Fund, Strategic Equity Fund, Pan Asia Fund, New Economy Fund and REIT Fund, (c) four classes of shares -- Retail A Shares, Retail B Shares, BKB Shares and Trust Shares -- in the Growth Fund II, and (d) three classes of shares -- Retail A Shares, Retail B Shares and Trust Shares -- in the MidCap Equity Fund (each a "Fund" and collectively, the "Equity Funds").

                  BOND FUNDS
                  ----------

                  Galaxy shall offer (a) six classes of shares -- Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares, BKB Shares and Trust Shares -- in the Short-Term Bond Fund, Intermediate Government Income Fund and High Quality Bond Fund, (b) five classes of shares -- Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares -- in the Tax-Exempt Bond Fund and High Yield Fund, (c) four classes of shares -- Retail A Shares, Retail B Shares, BKB Shares and Trust Shares -- in the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund, (d) three classes of shares -- Retail A Shares, Retail B Shares and Trust Shares -- in the New York Municipal Bond Fund, Connecticut Municipal Bond Fund and Massachusetts Municipal Bond Fund, and (e) two classes of shares -- Retail A Shares and Trust Shares -- in the Corporate Bond Fund and New Jersey Municipal Bond Fund (each a "Fund" and collectively, the "Bond Funds").

                  MONEY MARKET FUNDS
                  ------------------

                  Galaxy shall offer (a) four classes of shares -- Retail A Shares, Retail B Shares, BKB Shares and Trust Shares -- in the Money Market Fund, (b) three classes of shares -- Retail A Shares, BKB Shares and Trust Shares -- in the Tax-Exempt Fund and U.S. Treasury Fund, (c) two classes of shares -- Retail A Shares and Trust Shares -- in the Government Fund, and (d) two classes of shares -- Retail A Shares and Prime Shares -- in the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund (each a "Fund" and collectively, the "Money Market Funds").

                  In general, shares of each class shall be identical except for different expense variables (which will result in different returns for each class), certain related rights and certain shareholder services. More particularly, the Retail A Shares, the Retail B Shares, the Prime A Shares, the Prime B Shares, the BKB Shares, the Prime Shares and/or the Trust Shares of each Fund shall represent interests in the same portfolio of investments of the particular Fund, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to a class pursuant to the Shareholder Services Plan, Distribution and Services Plan or Distribution Plan adopted for that class, (ii) transfer agency expenses, and (iii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any changes in expense allocations are reviewed and approved by a vote of the Board of Trustees, including a majority of the independent Trustees; (b) the fact that (i) the Retail A Shares (other than Retail A Shares of the Pan Asia Fund) shall vote separately on any matter submitted to holders of Retail A Shares that pertains to the Shareholder Services Plan adopted for that class;
(ii) the Retail A Shares of the Pan Asia Fund shall vote separately on any matter submitted to holders of Retail A Shares of such Fund that pertains to the Distribution Plan adopted for that class of that Fund; (iii) the Retail B Shares shall vote separately on any matter submitted to holders of Retail B Shares that pertains to the Distribution and Services Plan adopted for that class; (iv) the Prime A Shares shall vote separately on any matter submitted to holders of Prime A Shares that pertains to the

Distribution Plan adopted for that class; (v) the Prime B Shares shall vote separately on any matter submitted to holders of Prime B Shares that pertains to the Distribution and Services Plan adopted for that class; (vi) the Prime Shares shall vote separately on any matter submitted to holders of Prime Shares that pertains to the Distribution and Services Plan adopted for that class; (vii) the BKB Shares shall vote separately on any matter submitted to holders of BKB Shares that pertains to the Shareholder Services Plan adopted for that class; (viii) the Trust Shares shall vote separately on any matter submitted to holders of Trust Shares that pertains to the Shareholder Services Plan adopted for that class; and (ix) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class; (c) the exchange privileges of each class of shares; (d) the designation of each class of shares; and (e) the different shareholder services relating to a class of shares.

B.       DISTRIBUTION ARRANGEMENTS, EXPENSES AND SALES CHARGES
         -----------------------------------------------------

                  1.       EQUITY FUNDS
                           ------------

                           RETAIL A SHARES

                           Retail A Shares of the Equity Funds shall be
offered to individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors") and shall be offered to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker-dealers ("Institutions") who purchase the shares on behalf of their customers ("Customers") who are the beneficial owners of the shares.

                           Retail A Shares of the Equity Funds shall be
subject to a front-end sales charge which shall not initially exceed 3.75% of the offering price of Retail A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and Statement of Additional Information ("SAI") for such Shares). When the aggregate offering price of Retail A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Retail A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Retail A Shares are redeemed within one year of purchase.

                           Retail A Shares of the Equity Funds (other than
the Pan Asia Fund) shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from an Equity Fund; (c) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

                           Retail A Shares of the Equity Funds (other than the
Pan Asia Fund) shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Retail A Shares; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Retail A Shares.

                           Galaxy shall initially limit the total fees
payable by Retail A Shares of the Equity Funds (other than the Pan Asia Fund) pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

                           Retail A Shares of the Pan Asia Fund shall be
further subject to a fee payable pursuant to the Distribution Plan adopted for that class of that Fund for distribution expenses, which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of such Fund's outstanding Retail A Shares.


                           RETAIL B SHARES

                           Retail B Shares of the Equity Funds shall be
offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

                           Retail B Shares of the Equity Funds, if redeemed
within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.00% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                           Retail B Shares of the Equity Funds shall be
further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

                           Galaxy shall initially limit the total fees
payable by Retail B Shares of the Equity Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .30% (.35% with respect to the Pan Asia Fund) (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of Service Organizations.

                           Shareholder liaison services provided under the
Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), such as responding to customer inquiries and providing information on their investments.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares; (d) processing dividend payments; (e) providing sub-accounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                           PRIME A SHARES

                           Prime A Shares of the Equity Funds shall be
offered through selected broker-dealers to individual or institutional customers.

                           Prime A Shares of the Equity Funds shall be
subject to a front-end sales charge which shall not initially exceed 5.50% of the offering price of Prime A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Prime A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Prime A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Prime A Shares are redeemed within one year of purchase.

                           Prime A Shares of the Equity Funds shall further
be subject to a fee payable pursuant to the Distribution Plan adopted for that class for distribution expenses, which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Prime A Shares.

                           PRIME B SHARES

                           Prime B Shares of the Equity Funds shall be
offered through selected broker-dealers to individual or institutional customers.

                           Prime B Shares of the Equity Funds, if redeemed
within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                           Prime B Shares of the Equity Funds shall be
further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Prime B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Prime B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime B Shares.

                           Galaxy shall initially limit the total fees
payable by Prime B Shares of the Equity Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .25% (on an annualized basis) of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of Service Organizations.

                           Shareholder liaison services provided under the
Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Prime B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Prime B Shares; (d) processing dividend payments; (e) providing subaccounting services for Prime B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                           BKB SHARES

                           BKB Shares of the Equity Funds shall be issued to
retail shareholders of corresponding portfolios of the Boston 1784 Funds (the "1784 Funds") in connection with the reorganization of the 1784 Funds into Galaxy (the "Galaxy/1784 Reorganization"). Following the Galaxy/1784 Reorganization, BKB Shares of the Equity Funds shall be available for purchase only by those shareholders who received BKB Shares in the Galaxy/1784 Reorganization.

                           BKB Shares of the Equity Funds shall not be subject
to a sales charge.

                           BKB Shares of the Equity Funds shall be subject to
a fee payable pursuant to the Shareholder Services Plan adopted for that class for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) providing Customers with information as to their positions in BKB Shares; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in BKB Shares.

                           BKB Shares of the Equity Funds shall be subject to
a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class for administrative support for services, which shall not initially exceed .25% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from an Equity Fund; (c) providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

                           Galaxy shall initially limit the total fees
payable by BKB Shares of the Equity Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

                           TRUST SHARES

                           Trust Shares of the Equity Funds shall be offered
to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation and to participants in employer-sponsored defined contribution plans. Trust Shares of the International Equity Fund also shall be offered to clients, members and employees of Oechsle International Advisors, LLC, the sub-adviser to that Fund.

                           Trust Shares of the Equity Funds shall not be
subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to that class.

                  2.       BOND FUNDS
                           ----------

                           RETAIL A SHARES

                           Retail A Shares of the Bond Funds shall be offered
to Direct Investors and shall be offered to Institutions who purchase shares on behalf of Customers. As of the date of filing of this Plan with the Commission, Retail A Shares of the Corporate Bond Fund shall not initially be offered to investors.

                           Retail A Shares of the Bond Funds shall be subject
to a front-end sales charge which shall not initially exceed 3.75% of the offering price of Retail A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Retail A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Retail A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Retail A Shares are redeemed within one year of purchase.

                           Retail A Shares of the Bond Funds shall further be
subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Bond Fund; (c) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

                           Retail A Shares of the Bond Funds shall further be
subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Retail A Shares; (b) responding to Customer inquiries; and
(c) providing a service to invest the assets of Customers in Retail A Shares.

                           Galaxy shall initially limit the total fees
payable by Retail A Shares of the Bond Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

                           RETAIL B SHARES

                           Retail B Shares of the Bond Funds shall be offered
to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

                           Retail B Shares of the Bond Funds, if redeemed
within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                           Retail B Shares of the Bond Funds shall be further
subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Bond Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

                           Galaxy shall initially limit the total fees
payable by Retail B Shares of the Bond Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of Service Organizations.

                           Shareholder liaison services provided under the
Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares; (d) processing dividend payments; (e) providing subaccounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                           PRIME A SHARES

                           Prime A Shares of the Bond Funds shall be offered
through selected broker-dealers to individual or institutional customers.

                           Prime A Shares of the Bond Funds shall be subject
to a front-end sales charge which shall not initially exceed 4.75% of the offering price of Prime A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Prime A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Prime A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Prime A Shares are redeemed within one year of purchase.

                           Prime A Shares of the Bond Funds shall further be
subject to a fee payable pursuant to the Distribution Plan adopted for that class for distribution expenses, which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Prime A Shares.

                           PRIME B SHARES

                           Prime B Shares of the Bond Funds shall be offered
through selected broker-dealers to individual or institutional customers.

                           Prime B Shares of the Bond Funds, if redeemed
within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                           Prime B Shares of the Bond Funds shall be further
subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Prime B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Bond Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Prime B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime B Shares.

                           Galaxy shall initially limit the total fees
payable by Prime B Shares of the Bond Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .25% (on an annualized basis) of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of Service Organizations.

                            Shareholder liaison services provided under the
Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Prime B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Prime B Shares; (d) processing dividend payments; (e) providing subaccounting services for Prime B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                           BKB SHARES

                           BKB Shares of the Bond Funds shall be issued to
retail shareholders of corresponding portfolios of the 1784 Funds in connection with the Galaxy/1784 Reorganization.

Following the Galaxy/1784 Reorganization, BKB Shares of the Bond Funds shall be available for purchase only by those shareholders who received BKB Shares in the Galaxy/1784 Reorganization.


                           BKB Shares of the Bond Funds shall not be subject to
a sales charge.

                           BKB Shares of the Bond Funds shall be subject to a
fee payable pursuant to the Shareholder Services Plan adopted for that class for shareholder liaison services, which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) providing Customers with information as to their positions in BKB Shares; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in BKB Shares.

                           BKB Shares of the Bond Funds shall further be
subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class for administrative support services, which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Bond Fund; (c) providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

                           Galaxy shall initially limit the total fees
payable by BKB Shares of the Bond Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed
 .15% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

                           TRUST SHARES

                           Trust Shares of the Bond Funds shall be offered to
investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Corporation and, with respect to each Bond Fund other than the tax-exempt Bond Funds, to participants in employer-sponsored defined contribution plans. Trust Shares of the Corporate Bond Fund shall also be offered to Direct Investors and to Institutions who purchase shares on behalf of Customers. As of the date of filing of this Plan with the Commission, Trust Shares of the Rhode Island Municipal Bond Fund shall not initially be offered to investors.

                           Trust Shares of the Bond Funds shall not be
subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to that class.

                  3.       MONEY MARKET FUNDS
                           ------------------

                           RETAIL A SHARES

                           Retail A Shares of the Money Market Funds shall be
offered to Direct Investors and shall be offered to Institutions who purchase shares on behalf of Customers.

                           Retail A Shares of the Money Market Funds shall not
be subject to a sales charge.

                           Retail A Shares of the Money Market Funds shall be
subject to a shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of the Retail A Shares beneficially owned by Customers of Institutions.

                           Services provided by Institutions for such fee may
include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Galaxy's distributor; (b) processing dividend payments from a Money Market Fund; (c) providing Customers with information as to their position in BKB Shares; (d) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (e) providing periodic mailings to Customers.

                           Galaxy shall initially limit the shareholder
servicing fee payable by Retail A Shares of the Money Market Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .10% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

                           RETAIL B SHARES

                           Retail B Shares of the Money Market Fund shall be
offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

                           Retail B Shares of the Money Market Fund, if
redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                           Retail B Shares of the Money Market Fund shall be
further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Money Market Fund's outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .05% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the Money Market Fund that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .05% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the Money Market Fund that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

                           Shareholder liaison services provided under the
Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares; (d) processing dividend payments; (e) providing sub-accounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                           PRIME SHARES

                           Prime Shares of the Money Market Funds shall be
offered through selected broker-dealers to individual or institutional customers.

                           Prime Shares of the Money Market Funds shall not be
subject to a sales charge.

                           Prime Shares of the Money Market Funds will be
subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Money Market Funds' respective outstanding Prime Shares, and (b) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime Shares of the respective Money Market Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime Shares.

                           Administrative support services provided under the
Distribution and Services Plan may include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Prime Shares; (c) arranging for bank wires; (d) responding to routine inquiries from beneficial owners concerning their investments in Prime Shares; (e) providing subaccounting services for Prime Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and (g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

                           BKB SHARES

                           BKB Shares of the Money Market Funds shall be
issued to retail shareholders of corresponding portfolios of the 1784 Funds in connection with the Galaxy/1784 Reorganization. Following the Galaxy/1784 Reorganization, BKB Shares of the Money Market Funds shall be available for purchase only by those shareholders who received BKB Shares in the Galaxy/1784 Reorganization.

                           BKB Shares of the Money Market Funds shall not be
subject to a sales charge.

                           BKB Shares of the Money Market Funds shall be
subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class for shareholder liaison and/or administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

                           Services provided by Institutions for such fee may
include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Money Market Fund; (c) providing Customers with information as to their position in BKB Shares; (d) providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and (e) providing periodic mailings to Customers.

                           Galaxy shall initially limit the fees payable by
BKB Shares of the Money Market Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed
 .10% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

                           TRUST SHARES

                           Trust Shares of the Money Market Funds shall be
offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Corporation, and with respect to each Money Market Fund other than the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans.

                           Trust Shares of the Money Market Funds shall not
be subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to that class.

C.       EXCHANGE PRIVILEGES
         -------------------

                  RETAIL A SHARES

                  Holders of Retail A Shares generally shall be permitted to exchange their Retail A Shares in a Fund for Retail A Shares of other Funds of Galaxy or shares of other funds advised by Fleet Investment Advisors Inc. or its affiliates in which the shareholders maintain an existing account. No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Fund that imposes a sales charge. Galaxy shall not initially charge any exchange fee.

                  RETAIL B SHARES

                  Holders of Retail B Shares generally shall be permitted to exchange their Retail B Shares in a Fund for Retail B Shares of other Funds of Galaxy without paying any exchange fee or contingent deferred sales charge at the time the exchange is made.

                  PRIME A SHARES

                  Holders of Prime A Shares generally shall be permitted to exchange their Prime A Shares in a Fund for Prime A Shares of other Funds of Galaxy. No additional sales charge will be incurred when exchanging Prime A Shares of a Fund for Prime A Shares of another Fund. Galaxy shall not initially charge any exchange fee.

                  PRIME B SHARES

                  Holders of Prime B Shares generally shall be permitted to exchange their Prime B Shares in a Fund for Prime B Shares of other Funds of Galaxy without paying any exchange fee or contingent deferred sales charge at the time the exchange is made.

                  BKB SHARES

                  Holders of BKB Shares generally shall be permitted to exchange their BKB Shares in a Fund for BKB Shares of other Funds of Galaxy. Galaxy shall not initially charge any exchange fee.

                  PRIME SHARES

                  Galaxy shall not initially offer an exchange privilege to holders of Prime Shares.

                  TRUST SHARES

                  Galaxy shall not initially offer an exchange privilege to holders of Trust Shares.

D.       CONVERSION FEATURES
         -------------------

                  RETAIL A SHARES

                  Galaxy shall not initially offer a conversion feature to holders of Retail A Shares.

                  RETAIL B SHARES

                  Retail B Shares acquired by purchase generally shall convert automatically to Retail A Shares, based on relative net asset value, six years after the beginning of the calendar month in which the Shares were purchased.

                  Retail B Shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to Retail A Shares, based on relative net asset value, at the earlier of (a) six years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions.

                  PRIME A SHARES

                  Galaxy shall not initially offer a conversion feature to holders of Prime A Shares.

                  PRIME B SHARES

                  Prime B Shares acquired by purchase generally shall convert automatically to Prime A Shares, based on relative net asset value, eight years after the beginning of the calendar month in which the Shares were purchased.

                  Prime B Shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to Prime A Shares, based on relative net asset value, at the earlier of (a) eight years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of the most recently purchased Prime B Shares that were not acquired through reinvestment of dividends or distributions.

                  BKB SHARES

                  BKB Shares generally shall convert to Retail A Shares, based on relative net asset value, one year after the date of the Galaxy/1784 Reorganization, provided that Galaxy's Board of Trustees has determined that such conversion is in the best interest of the holders of BKB Shares.

                  PRIME SHARES

                  Galaxy shall not initially offer a conversion feature to holders of Prime Shares.

                  TRUST SHARES

                  Galaxy shall not initially offer a conversion feature to holders of Trust Shares.

E.       SHAREHOLDER SERVICES
         --------------------

                  1.       RETIREMENT PLANS
                           ----------------

                           RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

                           Galaxy shall initially make Retail A Shares,
Retail B Shares and BKB Shares of the Funds (other than the tax-exempt Funds) available for purchase in connection with the following tax-deferred prototype retirement plans: individual retirement accounts, simplified employee pension plans, multi-employee retirement plans and Keogh plans.

                           PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

                           Galaxy shall not initially make Prime A Shares,
Prime B Shares, Prime Shares or Trust Shares of the Funds available for purchase in connection with any retirement plans.

                  2.       CHECKWRITING PRIVILEGE
                           ----------------------

                           RETAIL A SHARES, RETAIL B SHARES AND BKB
                           SHARES - MONEY MARKET FUNDS

                           Galaxy shall initially offer a checkwriting
privilege to holders of Retail A Shares, Retail B Shares and/or BKB Shares of the Money Market Funds. A charge for use of the checkwriting privilege may be imposed by Galaxy.

                           RETAIL A SHARES, RETAIL B SHARES AND BKB
                           SHARES - EQUITY FUNDS AND BOND FUNDS

                           Galaxy shall not initially offer a checkwriting
privilege to holders of Retail A Shares, Retail B Shares or BKB Shares of the Equity or Bond Funds.

                           PRIME A SHARES, PRIME B SHARES, PRIME SHARES
                           AND TRUST SHARES

                           Galaxy shall not initially offer a checkwriting
privilege to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

                  3.       AUTOMATIC INVESTMENT PROGRAM
                           ----------------------------

                           RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

                           Direct Investors (with respect to Retail A Shares
and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered an automatic investment program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) generally may purchase Retail A Shares, Retail B Shares and/or BKB Shares, as the case may be, of a Fund on a monthly or quarterly basis by having a specific amount of money debited from his/her account at a financial institution.

                           Galaxy shall not initially offer an automatic
investment program to Customers of Institutions.

                           PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

                           Galaxy shall not initially offer an automatic
investment program to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

                  4.       SYSTEMATIC WITHDRAWAL PLAN
                           --------------------------

                           RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

                           Direct Investors (with respect to Retail A Shares
and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered a systematic withdrawal plan which, in general, shall permit a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) to automatically redeem Retail A Shares, Retail B Shares and/or BKB Shares, as the case may be, on a monthly, quarterly, semi-annual or annual basis.

                           Galaxy shall not initially offer a systematic
withdrawal plan to Customers of Institutions.

                           PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

                           Galaxy shall not initially offer a systematic
withdrawal plan to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

                  5.       COLLEGE INVESTMENT PROGRAM
                           --------------------------

                           RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

                           Direct Investors (with respect to Retail A Shares
and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered a college investment program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) may purchase Retail A Shares, Retail B Shares and/or BKB Shares of a Fund as a means to finance a college savings plan.

                           Galaxy shall not initially offer a college
investment program to Customers of Institutions.

                           PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

                           Galaxy shall not initially offer a college
investment program to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

                  6.       DIRECT DEPOSIT PROGRAM
                           ----------------------

                           RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

                           Direct Investors (with respect to Retail A Shares
and Retail B Shares) and all investors (with respect to BKB Shares) receiving social security benefits shall initially be eligible for a direct deposit program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) generally may purchase Retail A Shares, Retail B Shares and/or BKB Shares of a Fund by having social security payments automatically deposited into his or her Fund account.

                           Galaxy shall not initially offer a direct deposit
program to Customers of Institutions.

                           PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

                           Galaxy shall not initially offer a direct deposit
program to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

                  7.       INFORMATION SERVICES
                           --------------------

                           RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

                           Holders of Retail A Shares, Retail B Shares and
BKB Shares shall initially be able to obtain Fund performance and investment information 24 hours a day, 7 days a week by telephoning the Galaxy Information Center - 24 Hour Information Service.

                           Galaxy shall initially offer Direct Investors
(with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) a Voice Response System which, in general, will provide a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) with automated telephone access to Fund and account information and the ability to make telephone exchanges and redemptions. Galaxy shall not initially offer Customers of Institutions a voice response system.

                           Galaxy shall initially offer Direct Investors
(with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) a Galaxy Shareholder Services telephone number which, in general, will provide a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) with account information and recent exchange transaction information. Galaxy shall not initially offer Customers of Institutions a shareholder services telephone number.

                           PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

                           Galaxy shall initially offer holders of Prime A
Shares, Prime B Shares, Prime Shares and Trust Shares a telephone number to call for applications and information concerning initial purchases and current performance and a telephone number to call for additional purchases, redemptions, exchanges and other shareholder services.

                           Galaxy shall initially offer holders of Trust
Shares in the Corporate Bond Fund the information services described for Retail Shares.

                  8.       PAYROLL DEDUCTION PROGRAM
                           -------------------------

                           RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

                           Direct Investors (with respect to Retail A Shares
and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered a payroll deduction program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) may purchase Retail A Shares, Retail B Shares and/or BKB Shares of a Fund each pay period by having a specific amount of money debited from his/her paycheck.

                           Galaxy shall not initially offer a payroll
deduction program to Customers of Institutions.

                           PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

                           Galaxy shall not initially offer a payroll
deduction program to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

F.       METHODOLOGY FOR ALLOCATING EXPENSES AMONG CLASSES
         -------------------------------------------------

                  Class-specific expenses of a Fund shall be allocated to the specific class of shares of that Fund. Non-class-specific expenses of a Fund shall be allocated in accordance with Rule 18f-3(c) under the 1940 Act.